UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

India Globalization Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10224 Falls Road, Potomac, Maryland 20854

(Address of principal executive offices) (Zip Code)

(301) 983-0998

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective March 30, 2023, India Globalization Capital Inc., a Maryland corporation (the “we,” “our,” “us” or the “Company”), changed its name to “IGC Pharma, Inc.” by filing Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation with the State Department of Assessments and Taxation of Maryland on March 7, 2023 (the “Charter Amendment”). In addition, the Company adopted an Amendment to its Amended and Restated Bylaws, (the “Bylaw Amendment”), effective March 7, 2023, solely to reflect the name change. Our Articles of Incorporation and Bylaws were amended as a result of the approval of our Board of Directors. The name change did not require the approval of our stockholders.

Our common stock will continue to be quoted on the NYSE American under the same symbol IGC. Trading of our common stock under our new name will commence on March 31, 2023.

Our CUSIP and EIN numbers will remain the same.

Following the name change, the stock certificates, which reflect our prior corporate name, will continue to be valid. Outstanding share certificates for shares of the Company are not affected by the name change and continue to be valid and need not be exchanged. Other than the name change, there were no changes to the Company’s certificate of incorporation or by-laws.

The foregoing description of the Charter Amendment and Bylaw Amendment is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by, the Charter Amendment and Bylaw Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 20, 2023, the Company issued a press release announcing the name change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on March 7, 2023.

3.2	Amendment to the Bylaws of the Company dated March 2, 2023.

99.1	Press Release dated March 20, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: March 21, 2023	By:	/s/ Claudia Grimaldi
Claudia Grimaldi
Vice President, CCO & PFO